                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT



Autocam Corporation
Grand Rapids, Michigan

We consent to the incorporation by reference in Registration Statement No. 33-72816 and Registration Statement No. 33-80933 of Autocam Corporation on Forms S-8 of our report dated August 9, 1999, incorporated by reference in this Annual Report on Form 10-K of Autocam Corporation for the year ended June 30, 1999.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Grand Rapids, Michigan
September 27, 1999






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